Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments, Contingencies and Guarantees	COMMITMENTS, CONTINGENCIES AND GUARANTEES:
At December 31, 2020, we have commitments (that are not recognized as liabilities) under IT support agreements that require future minimum payments as follows:

2021	$21.4
2022	19.5
2023	17.2
2024	14.4
2025	12.4
Thereafter	37.3
Total future minimum payments	$122.2

As at December 31, 2020, management had approved $20.8 for capital expenditures, primarily for machinery and equipment to support new customer programs, and issued $1.2 of such amount in purchase orders to third-party vendors. We also have a contractual commitment with a supplier to purchase $4 of component parts in 2021 and $8 in 2022.

We have contingent liabilities in the form of letters of credit, letters of guarantee and surety bonds (collectively, Guarantees) which we have provided to various third parties. The Guarantees cover various payments, including customs and excise taxes, utility commitments and certain bank guarantees. At December 31, 2020, we had $41.5 of Guarantees (December 31, 2019 — $34.5), including $21.3 (December 31, 2019 — $21.2) of letters of credit outstanding under our Revolver.
We are required to make certain annual mandatory prepayments under the Credit Facility under specified circumstances, payments of outstanding amounts under the Credit Facility at maturity, contractual payments under our lease obligations, and contributions to our pension and non-pension post-employment benefit plans (see notes 12 and 19). We are also required to make interest payments on amounts outstanding under the Credit Facility, and to pay fees and charges related to our Credit Facility, our A/R sales program and SFPs, and under our interest rate swap agreements, the amounts under the swap to be determined based on market rates at the time the interest payments are due (see notes 4, 12 and 21). See note 21 for our obligations under the foreign exchange contracts we held at December 31, 2020.
    In addition to the Guarantees described above, we provide routine indemnifications, the terms of which range in duration and scope, and often are not explicitly defined, including for third-party intellectual property infringement, certain negligence claims, and for our directors and officers. We have also provided indemnifications in connection with the sale of certain assets. The maximum potential liability from these indemnifications cannot be reasonably estimated. In some cases, we have recourse against other parties or insurance to mitigate our risk of loss from these indemnifications. Historically, we have not made significant payments relating to these types of indemnifications.

    In March 2019, as part of the Toronto property sale (see note 7), we entered into a 10-year lease for our new corporate headquarters, to be built by the Assignee on the site of our former location. The commencement date of this lease will be determined by such Assignee based on completion of construction of the new building, and is currently targeted to be May 2023. Upon such commencement, and based on a lease amendment signed in December 2020, our estimated annual basic rent will be approximately $2.1 million Canadian dollars for each of the first five years, and approximately $2.2 million Canadian dollars for each of the remaining five years. We may, at our option, extend the lease for two further consecutive five-year periods. We intend to remain in our temporary headquarters location until that time. Our temporary headquarters lease expires in January 2022, but can be extended for two one-year periods. We intend to use at least the first of such extensions.
Litigation:
    In the normal course of our operations, we may be subject to lawsuits, investigations and other claims, including environmental, labor, product, customer disputes, and other matters. Management believes that adequate provisions have been recorded where required. Although it is not always possible to estimate the extent of potential costs, if any, management believes that the ultimate resolution of all such pending matters will not have a material adverse impact on our financial performance, financial position or liquidity.
Income taxes and other matters:
    We are subject to tax audits in various jurisdictions. Reviews by tax authorities generally focus on, but are not limited to, the validity of our inter-company transactions, including financing and transfer pricing policies which may involve subjective areas of taxation and significant judgment.
The successful pursuit of assertions made by any government authority, including tax authorities, could result in our owing significant amounts of tax or other reimbursements, interest and possibly penalties. We believe we adequately accrue for any probable potential adverse ruling. However, there can be no assurance as to the final resolution of any claims and any resulting proceedings. If any claims and any ensuing proceedings are determined adversely to us, the amounts we may be required to pay could be material, and in excess of amounts accrued, and/or have a significant adverse impact on our earnings and cash flows.
    In 2017, the Brazilian Ministry of Science, Technology, Innovation and Communications (MCTIC) issued assessments seeking to disqualify certain research and development (R&D) expenses for the years 2006 to 2009, which entitled our Brazilian subsidiary (which ceased operations in 2009) to charge reduced sales tax levies to its customers. Although we received lower re-assessments for 2007 and 2008 during Q1 2020 in response to our initial appeal, we intend to continue to appeal the original assessments and the re-assessments for all years from 2006 to 2009. The assessments and re-assessments, including interest and penalties, have been revised by the MCTIC, and as of December 31, 2020, total approximately 24 million Brazilian real (approximately $5 at year-end exchange rates) for all such years, reduced from original assessments totaling approximately 39 million Brazilian real (approximately $8 at year-end exchange rates). Although we cannot predict the outcome of this matter, we believe that our R&D activities for the period are supportable, and it is probable that our position will be sustained upon full examination by the appropriate Brazilian authorities and, if necessary, upon consideration by the Brazilian judicial courts.